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                                                             EXHIBIT 10.37

                             Kelso & Company

                       320 Park Avenue, 24th Floor

                            New York, NY 10022

                                                        January 2, 1997

[New Kelso Investor]

Dear [New Kelso Investor]:

  Reference is made to the Letter Agreement dated (Date) among GM Holdings Inc., Kelso Investment Associates IV, L.P., Kelso Equity Partners II, L.P. and [New Kelso Investor] (the "Letter Agreement").

  Effective upon the date hereof the Letter Agreement (including all amendments and supplements thereto and all restatements thereof) shall be terminated and of no further force or effect.

  Please execute and return the enclosed counterpart of this letter.

                                          General Medical Inc.

                                          By:_____________________________

                                            Name:

                                            Title:

                                          Kelso Investment Associates IV, L.P.

                                          By:_____________________________

                                            Name:

                                            Title:

                                          Kelso Equity Partners II, L.P.

                                          By:_____________________________

                                            Name:

                                            Title:

The foregoing is hereby accepted and agreed to as of the date first above written:

--------------------

Name: [New Kelso Investor]